UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02739

Name of Fund: BlackRock Basic Value Fund, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Basic Value Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2018

Date of reporting period: 12/31/2017

Item 1 – Report to Stockholders

DECEMBER 31, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Basic Value Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced, month after month, despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by higher interest rates.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018.

Further fueling optimism, Congress passed a sweeping tax reform bill in December 2017. The U.S. tax overhaul is likely to accentuate the reflationary themes already in place, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.42%	21.83%
U.S. small cap equities (Russell 2000® Index)	9.20	14.65
International equities (MSCI Europe, Australasia, Far East Index)	9.86	25.03
Emerging market equities (MSCI Emerging Markets Index)	15.92	37.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.55	0.86
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.01)	2.07
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.24	3.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.64	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.46	7.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

TABLE OF CONTENTS	3

Fund Summary as of December 31, 2017	BlackRock Basic Value Fund, Inc.

Investment Objective

BlackRock Basic Value Fund, Inc.’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value.

On December 27, 2017, the Fund’s issued and outstanding Investor B Shares converted to Investor A Shares.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2017, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

Stock selection in the energy sector was the leading contributor to performance relative to the benchmark over the six-month period. In particular, overweight positions in Devon Energy Corp., ConocoPhillips, and Royal Dutch Shell PLC responded favorably to rising oil prices.

The Fund’s overweight allocation to information technology (“IT”) also benefited relative performance. Among individual stocks within IT, positions in QUALCOMM, Inc. and Cisco Systems, Inc. added value. Underweight exposures to the real estate and industrial sectors also contributed to relative performance.

On the negative side, stock selection in the consumer discretionary sector was the largest detractor from relative performance during the period. In particular, the Fund’s overweight position in advertising firm Interpublic Group of Cos., Inc. underperformed. Stock selection in materials, notably the Fund’s overweight position in container manufacturer Owens-Illinois, Inc., also weighed on relative performance.

Stock selection in utilities modestly detracted from relative performance. Wildfires in California negatively impacted the Fund’s holdings in the sector, especially overweight positions in San Francisco-based PG&E Corp. and AES Corp., both of which serve the California market.

Describe recent portfolio activity.

During the period, a combination of market movement and trading activity increased the Fund’s allocation to the consumer staples and health care sectors, while the Fund’s weights in energy and consumer discretionary declined.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund ended the period with overweight exposure to health care, IT, telecommunication services and financials sectors. The Fund maintained underweight exposure to real estate, industrial, consumer discretionary and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Basic Value Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
JPMorgan Chase & Co.	6%
Pfizer, Inc.	5
Cisco Systems, Inc.	5
Citigroup, Inc.	4
Zimmer Biomet Holdings, Inc.	3
QUALCOMM, Inc.	3
Wells Fargo & Co.	3
Baxter International, Inc.	3
ConocoPhillips	3
Verizon Communications, Inc.	3

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	29%
Health Care	18
Information Technology	12
Energy	11
Consumer Staples	8
Utilities	7
Telecommunication Services	4
Consumer Discretionary	4
Industrials	4
Materials	3
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Performance Summary for the Period Ended December 31, 2017

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	9.32%	8.59%	N/A	13.02%	N/A	6.76%	N/A
Investor A	9.16	8.25	2.57%	12.71	11.50%	6.46	5.88%
Investor C	8.73	7.40	6.40	11.83	11.83	5.60	5.60
Class K	9.40	8.67	N/A	13.13	N/A	6.87	N/A
Class R	8.98	7.88	N/A	12.34	N/A	6.08	N/A
Russell 1000® Value Index(c)	8.61	13.66	N/A	14.04	N/A	7.10	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
(b)	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.
(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,093.20	$2.87	$1,000.00	$1,022.46	$2.77	0.54%
Investor A	1,000.00	1,091.60	4.29	1,000.00	1,021.10	4.15	0.81
Investor C	1,000.00	1,087.30	8.59	1,000.00	1,016.98	8.30	1.63
Class K	1,000.00	1,094.00	2.30	1,000.00	1,023.01	2.22	0.44
Class R	1,000.00	1,089.80	6.02	1,000.00	1,019.44	5.82	1.14

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to February 4, 2015, Class K Shares performance results are those of Institutional Shares restated to reflect Class K Share fees.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares with the same relative aggregated net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, voluntarily waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) December 31, 2017	BlackRock Basic Value Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.8%

Airlines — 0.3%
Delta Air Lines, Inc.	136,230	$7,628,880

Auto Components — 1.1%
Lear Corp.	184,115	32,525,756

Banks — 15.3%
Bank of America Corp.	1,975,650	58,321,188
Citigroup, Inc.	1,442,621	107,345,429
JPMorgan Chase & Co.	1,520,384	162,589,865
Regions Financial Corp.	2,230,534	38,543,628
Wells Fargo & Co.	1,400,730	84,982,289

		451,782,399
Biotechnology — 2.3%
Gilead Sciences, Inc.	932,760	66,822,926

Capital Markets — 4.2%
E*TRADE Financial Corp. (a)(b)	415,890	20,615,667
Morgan Stanley	1,139,690	59,799,534
Nasdaq, Inc.	577,897	44,399,827

		124,815,028
Chemicals — 0.7%
Akzo Nobel NV — ADR	690,510	20,121,461

Communications Equipment — 5.0%
Cisco Systems, Inc.	3,862,020	147,915,366

Consumer Finance — 3.1%
Capital One Financial Corp.	441,338	43,948,438
Discover Financial Services	332,885	25,605,514
SLM Corp. (a)	2,027,132	22,906,592

		92,460,544
Containers & Packaging — 0.8%
Avery Dennison Corp.	83,090	9,543,717
Owens-Illinois, Inc. (a)	584,420	12,956,591

		22,500,308
Diversified Telecommunication Services — 2.5%
Verizon Communications, Inc.	1,399,460	74,073,418

Electric Utilities — 4.3%
Edison International	65,590	4,147,912
Exelon Corp.	1,474,310	58,102,557
FirstEnergy Corp.	1,205,000	36,897,100
PG&E Corp.	601,750	26,976,452

		126,124,021
Electrical Equipment — 1.3%
ABB, Ltd. — ADR (b)	1,490,440	39,973,601

Equity Real Estate Investment Trusts (REITs) — 0.2%
Brixmor Property Group, Inc.	344,830	6,434,528

Food & Staples Retailing — 2.2%
Kroger Co.	831,689	22,829,863
Walgreens Boots Alliance, Inc.	579,320	42,070,218

		64,900,081
Food Products — 4.9%
General Mills, Inc.	1,037,750	61,528,197
JM Smucker Co.	235,810	29,297,034
Kellogg Co.	511,300	34,758,174
Tyson Foods, Inc., Class A	228,240	18,503,417

		144,086,822
Health Care Equipment & Supplies — 8.5%
Baxter International, Inc.	1,295,615	83,748,554
Koninklijke Philips NV, NY Shares	854,610	32,304,258
Medtronic PLC	409,776	33,089,412

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings, Inc.	849,092	$102,459,932

		251,602,156
Health Care Providers & Services — 0.3%
DaVita, Inc. (a)	123,080	8,892,530

Independent Power and Renewable Electricity Producers — 2.3%
AES Corp.	6,424,920	69,581,884

Industrial Conglomerates — 1.7%
General Electric Co.	2,259,970	39,436,476
Honeywell International, Inc.	71,075	10,900,062

		50,336,538
Insurance — 4.9%
American International Group, Inc.	543,910	32,406,158
Hartford Financial Services Group, Inc.	782,243	44,024,636
Lincoln National Corp.	391,781	30,116,205
Prudential Financial, Inc.	180,163	20,715,142
XL Group Ltd	542,553	19,076,163

		146,338,304
Internet Software & Services — 0.8%
eBay, Inc. (a)	643,355	24,280,218

Media — 2.9%
Comcast Corp., Class A	1,201,570	48,122,879
Interpublic Group of Cos., Inc.	1,848,860	37,273,018

		85,395,897
Metals & Mining — 1.3%
Nucor Corp.	354,170	22,518,129
Reliance Steel & Aluminum Co.	195,950	16,810,550

		39,328,679
Oil, Gas & Consumable Fuels — 11.2%
ConocoPhillips	1,474,020	80,908,958
Devon Energy Corp.	1,681,950	69,632,730
Marathon Oil Corp.	1,404,203	23,773,157
Marathon Petroleum Corp.	404,012	26,656,712
Royal Dutch Shell PLC, Class A — ADR	1,032,150	68,854,726
Suncor Energy, Inc.	975,630	35,825,134
Valero Energy Corp.	284,980	26,192,512

		331,843,929
Personal Products — 0.2%
Unilever NV — NY Shares	133,750	7,532,800

Pharmaceuticals — 7.4%
Novartis AG — ADR	814,290	68,367,788
Pfizer, Inc.	4,138,795	149,907,155

		218,274,943
Professional Services — 0.9%
Nielsen Holdings PLC	776,309	28,257,648

Road & Rail — 0.9%
Norfolk Southern Corp.	186,890	27,080,361

Semiconductors & Semiconductor Equipment — 3.3%
NXP Semiconductors NV (a)	94,500	11,065,005
QUALCOMM, Inc.	1,355,160	86,757,343

		97,822,348
Software — 1.2%
Oracle Corp.	754,070	35,652,430

Technology Hardware, Storage & Peripherals — 1.5%
Apple Inc.	258,610	43,764,570

Tobacco — 0.5%
Philip Morris International, Inc.	130,120	13,747,178

SCHEDULES OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock Basic Value Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Wireless Telecommunication Services — 1.8%
Telephone & Data Systems, Inc.	1,778,624	$49,445,747
United States Cellular Corp. (a)	130,981	4,928,815

		54,374,562

Total Long-Term Investments — 99.8% (Cost: $2,056,269,244)		2,956,272,114

Security	Shares	Value
Short-Term Securities — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17% (c)(e)	23,514,079	$23,514,079
SL Liquidity Series, LLC, Money Market Series, 1.53% (c)(d)(e)	3,724,256	3,723,884

Total Short-Term Securities — 0.9% (Cost: $27,238,190)		27,237,963

Total Investments — 100.7% (Cost: $2,083,507,434)		2,983,510,077
Liabilities in Excess of Other Assets — (0.7)%		(22,042,230)

Net Assets — 100.0%		$2,961,467,847

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)	During the period ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/17	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss)(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	125,806,939	(102,292,860)	23,514,079	$23,514,079	$275,692		$35	$—
SL Liquidity Series, LLC, Money Market Series	15,098,149	(11,373,893)	3,724,256	3,723,884	8,089	(a)	(271)	395

				$27,237,963	$283,781		$(236)	$395

(a)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.
(b)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviation

ADR	American Depositary Receipts

8	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock Basic Value Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$2,956,272,114	$—	$—	$2,956,272,114
Short-Term Securities	23,514,079	—	—	23,514,079

Subtotal	$2,979,786,193	$—	$—	$2,979,786,193

Investments Valued at NAV(b)				3,723,884

Total Investments				$2,983,510,077

(a)	See above Schedule of Investments for values in each industry.
(b)	As of December 31, 2017, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and have been excluded from the fair value hierarchy.

During the six months ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	9

Statement of Assets and Liabilities  (unaudited)

December 31, 2017

BlackRock Basic Value Fund, Inc.

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $3,650,697)(cost — $2,056,269,244)	$2,956,272,114
Investments at value — affiliated (cost — $27,238,190)	27,237,963
Receivables:
Securities lending income — affiliated	1,307
Capital shares sold	1,954,020
Dividends — affiliated.	25,257
Dividends — unaffiliated	2,266,742
Prepaid expenses	88,434

Total assets	2,987,845,837

LIABILITIES
Cash collateral on securities loaned at value	3,723,576
Payables:
Capital shares redeemed	20,069,840
Investment advisory fees	1,008,854
Directors’ and Officer’s fees	28,034
Other accrued expenses	971,161
Other affiliates	166,495
Service and distribution fees	410,030

Total liabilities	26,377,990

NET ASSETS	$2,961,467,847

NET ASSETS CONSIST OF
Paid-in capital	$1,950,514,439
Undistributed net investment income	1,734,737
Undistributed net realized gain	109,216,028
Net unrealized appreciation (depreciation)	900,002,643

NET ASSETS	$2,961,467,847

NET ASSET VALUE
Institutional — Based on net assets of $1,390,718,985 and 52,983,290 shares outstanding, 400 million shares authorized, $0.10 par value	$26.25

Investor A — Based on net assets of $1,402,670,779 and 54,028,838 shares outstanding, 200 million shares authorized, $0.10 par value	$25.96

Investor C — Based on net assets of $137,764,652 and 5,985,147 shares outstanding, 200 million shares authorized, $0.10 par value	$23.02

Class K — Based on net assets of $14,968,460 and 570,191 shares outstanding, 200 million shares authorized, $0.10 par value	$26.25

Class R — Based on net assets of $15,344,971 and 627,009 shares outstanding, 400 million shares authorized, $0.10 par value	$24.47

See notes to financial statements.

10	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended December 31, 2017

BlackRock Basic Value Fund, Inc.

INVESTMENT INCOME
Dividends — affiliated	$275,692
Dividends — unaffiliated	38,582,257
Foreign taxes withheld	(458,933)
Securities lending — affiliated — net	8,089

Total investment income	38,407,105

EXPENSES
Investment advisory	6,642,433
Service and distribution — class specific	2,583,605
Transfer agent — class specific	2,022,581
Accounting services	197,573
Custodian	84,504
Professional	76,734
Registration	60,057
Directors and Officer	27,676
Printing	26,032
Miscellaneous	33,787

Total expenses	11,754,982
Less:
Fees waived and/or reimbursed by the Manager	(21,224)

Total expenses after fees waived and/or reimbursed	11,733,758

Net investment income	26,673,347

NET REALIZED AND UNREALIZED GAIN
Net realized gain (loss) from:
Investments — unaffiliated	182,786,808
Investments — affiliated	(271)
Capital gain distributions from investment companies — affiliated	35

182,786,572

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	75,548,866
Investments — affiliated	395

75,549,261

Net realized and unrealized gain	258,335,833

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$285,009,180

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

	BlackRock Basic Value Fund, Inc.
	Six Months Ended 12/31/17 (unaudited)	Year Ended 06/30/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$26,673,347	$51,160,210
Net realized gain	182,786,572	92,723,318
Net change in unrealized appreciation (depreciation)	75,549,261	268,262,224

Net increase in net assets resulting from operations	285,009,180	412,145,752

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(27,409,694)	(32,267,339)
Investor A	(19,959,131)	(23,146,016)
Investor C	(286,338)	(3,299,857)
Class K	(261,806)	(1,061,217)
Class R	(183,070)	(225,881)
From net realized gain:
Institutional	(49,087,982)	(26,396,679)
Investor A	(42,949,014)	(22,464,809)
Investor B	(3,210)	(22,561)
Investor C	(4,870,100)	(5,798,872)
Class K	(439,509)	(820,709)
Class R	(500,594)	(264,011)

Decrease in net assets resulting from distributions to shareholders	(145,950,448)	(115,767,951)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(616,067,544)	(547,115,707)

NET ASSETS
Total decrease in net assets	(477,008,812)	(250,737,906)
Beginning of period	3,438,476,659	3,689,214,565

End of period	$2,961,467,847	$3,438,476,659

Undistributed net investment income, end of period	$1,734,737	$23,161,429

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

12	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Basic Value Fund, Inc.
	Institutional
	Six Months Ended 12/31/2017 (unaudited)		Year Ended June 30,
			2017	2016	2015		2014		2013
Net asset value, beginning of period	$25.18		$23.24	$27.88	$33.05		$30.22		$25.64

Net investment income(a)	0.23		0.39	0.44	0.49		0.48		0.52
Net realized and unrealized gain (loss)	2.10		2.37	(1.79)	0.82		6.63		6.36

Net increase (decrease) from investment operations	2.33		2.76	(1.35)	1.31		7.11		6.88

Distributions:(b)
From net investment income	(0.45)		(0.45)	(0.43)	(0.50)		(0.49)		(0.56)
From net realized gain	(0.81)		(0.37)	(2.86)	(5.98)		(3.79)		(1.74)

Total distributions	(1.26)		(0.82)	(3.29)	(6.48)		(4.28)		(2.30)

Net asset value, end of period	$26.25		$25.18	$23.24	$27.88		$33.05		$30.22

Total Return(c)
Based on net asset value	9.32	%(d)	11.87%	(3.94)%	5.48%		25.22%		28.67%

Ratios to Average Net Assets
Total expenses	0.55	%(e)	0.54%	0.55%	0.55	%(f),(g)	0.54	%(f),(g)	0.55	%(f),(g)

Total expenses after fees waived and/or reimbursed	0.54	%(e)	0.54%	0.55%	0.55	%(f),(g)	0.54	%(f),(g)	0.55	%(f),(g)

Net investment income	1.81	%(e)	1.58%	1.84%	1.62	%(f),(g)	1.51	%(f),(g)	1.89	%(f),(g)

Supplemental Data
Net assets, end of period (000)	$1,390,719		$1,689,349	$1,738,222	$1,964,894		$2,136,401		$2,069,166

Portfolio turnover rate	19%		26%	42%	41	%(h)	47	%(i)	53	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.
(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(h)	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.
(i)	Portfolio turnover rate of the Master LLC.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value Fund, Inc.
	Investor A
	Six Months Ended 12/31/2017 (unaudited)		Year Ended June 30,
			2017	2016	2015		2014		2013
Net asset value, beginning of period	$24.88		$22.97	$27.59	$32.76		$29.99		$25.45

Net investment income(a)	0.19		0.32	0.37	0.40		0.39		0.44
Net realized and unrealized gain (loss)	2.08		2.34	(1.77)	0.83		6.58		6.33

Net increase (decrease) from investment operations	2.27		2.66	(1.40)	1.23		6.97		6.77

Distributions:(b)
From net investment income	(0.38)		(0.38)	(0.36)	(0.42)		(0.41)		(0.49)
From net realized gain	(0.81)		(0.37)	(2.86)	(5.98)		(3.79)		(1.74)

Total distributions.	(1.19)		(0.75)	(3.22)	(6.40)		(4.20)		(2.23)

Net asset value, end of period	$25.96		$24.88	$22.97	$27.59		$32.76		$29.99

Total Return(c)
Based on net asset value	9.16	%(d)	11.57%	(4.22)%	5.23%		24.86%		28.35%

Ratios to Average Net Assets
Total expenses	0.82	%(e)	0.82%	0.83%	0.81	%(f),(g)	0.81	%(f),(g)	0.83	%(f),(g)

Total expenses after fees waived and/or reimbursed	0.81	%(e)	0.82%	0.83%	0.81	%(f),(g)	0.81	%(f),(g)	0.83	%(f),(g)

Net investment income	1.52	%(e)	1.30%	1.56%	1.36	%(f),(g)	1.24	%(f),(g)	1.61	%(f),(g)

Supplemental Data
Net assets, end of period (000)	$1,402,671		$1,509,458	$1,503,837	$1,760,169		$1,808,120		$1,594,656

Portfolio turnover rate	19%		26%	42%	41	%(h)	47	%(i)	53	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.
(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(h)	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.
(i)	Portfolio turnover rate of the Master LLC.

See notes to financial statements.

14	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value Fund, Inc.
	Investor C
	Six Months Ended 12/31/2017 (unaudited)		Year Ended June 30,
			2017	2016	2015		2014		2013
Net asset value, beginning of period	$21.97		$20.37	$24.84	$30.13		$27.89		$23.80

Net investment income(a)	0.08		0.12	0.16	0.15		0.13		0.21
Net realized and unrealized gain (loss)	1.83		2.06	(1.60)	0.73		6.09		5.89

Net increase (decrease) from investment operations	1.91		2.18	(1.44)	0.88		6.22		6.10

Distributions:(b)
From net investment income	(0.05)		(0.21)	(0.17)	(0.19)		(0.19)		(0.27)
From net realized gain	(0.81)		(0.37)	(2.86)	(5.98)		(3.79)		(1.74)

Total distributions	(0.86)		(0.58)	(3.03)	(6.17)		(3.98)		(2.01)

Net asset value, end of period	$23.02		$21.97	$20.37	$24.84		$30.13		$27.89

Total Return(c)
Based on net asset value	8.73	%(d)	10.68%	(4.96)%	4.38%		23.90%		27.29%

Ratios to Average Net Assets
Total expenses	1.63	%(e)	1.61%	1.62%	1.60	%(f),(g)	1.60	%(f),(g)	1.63	%(f),(g)

Total expenses after fees waived and/or reimbursed	1.63	%(e)	1.61%	1.62%	1.60	%(f),(g)	1.60	%(f),(g)	1.63	%(f),(g)

Net investment income	0.71	%(e)	0.55%	0.76%	0.57	%(f),(g)	0.45	%(f),(g)	0.81	%(f),(g)

Supplemental Data
Net assets, end of period (000)	$137,765		$163,671	$355,558	$430,809		$459,708		$387,027

Portfolio turnover rate	19%		26%	42%	41	%(h)	47	%(i)	53	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.
(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(h)	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.
(i)	Portfolio turnover rate of the Master LLC.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value Fund, Inc.
	Class K
	Six Months Ended 12/31/2017 (unaudited)		Year Ended June 30,		Period 02/04/15(a) to 06/30/15
			2017	2016
Net asset value, beginning of period	$25.19		$23.26	$27.90	$26.46

Net investment income(b)	0.27		0.43	0.46	0.20
Net realized and unrealized gain (loss)	2.08		2.35	(1.78)	1.24

Net increase (decrease) from investment operations	2.35		2.78	(1.32)	1.44

Distributions:(c)
From net investment income	(0.48)		(0.48)	(0.46)	—
From net realized gain	(0.81)		(0.37)	(2.86)	—

Total distributions	(1.29)		(0.85)	(3.32)	—

Net asset value, end of period	$26.25		$25.19	$23.26	$27.90

Total Return(d)
Based on net asset value	9.40	%(e)	11.93%	(3.86)%	5.44	%(e)

Ratios to Average Net Assets
Total expenses	0.44	%(f)	0.44%	0.44%	0.46	%(f),(g)

Total expenses after fees waived and/or reimbursed	0.44	%(f)	0.44%	0.44%	0.45	%(f),(g)

Net investment income	2.07	%(f)	1.72%	1.95%	1.75	%(f),(g)

Supplemental Data
Net assets, end of period (000)	$14,968		$60,153	$72,584	$40,787

Portfolio turnover rate	19%		26%	42%	41	%(h),(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.
(h)	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

16	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value Fund, Inc.
	Class R
	Six Months Ended 12/31/2017 (unaudited)		Year Ended June 30,
			2017	2016	2015		2014		2013
Net asset value, beginning of period	$23.48		$21.73	$26.29	$31.51		$28.99		$24.63

Net investment income(a)	0.14		0.23	0.28	0.29		0.28		0.34
Net realized and unrealized gain (loss)	1.96		2.21	(1.70)	0.78		6.34		6.12

Net increase (decrease) from investment operations	2.10		2.44	(1.42)	1.07		6.62		6.46

Distributions:(b)
From net investment income	(0.30)		(0.32)	(0.28)	(0.31)		(0.31)		(0.36)
From net realized gain	(0.81)		(0.37)	(2.86)	(5.98)		(3.79)		(1.74)

Total distributions	(1.11)		(0.69)	(3.14)	(6.29)		(4.10)		(2.10)

Net asset value, end of period	$24.47		$23.48	$21.73	$26.29		$31.51		$28.99

Total Return(c)
Based on net asset value	8.98	%(d)	11.19%	(4.53)%	4.86%		24.47%		27.92%

Ratios to Average Net Assets
Total expenses	1.14	%(e)	1.16%	1.15%	1.16	%(f),(g)	1.12	%(f),(g)	1.18	%(f),(g)

Total expenses after fees waived and/or reimbursed	1.14	%(e)	1.15%	1.15%	1.16	%(f),(g)	1.12	%(f),(g)	1.16	%(f),(g)

Net investment income	1.19	%(e)	0.98%	1.24%	1.00	%(f),(g)	0.93	%(f),(g)	1.29	%(f),(g)

Supplemental Data
Net assets, end of period (000)	$15,345		$15,623	$16,577	$15,857		$18,769		$16,655

Portfolio turnover rate	19%		26%	42%	41	%(h)	47	%(i)	53	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.
(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(h)	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.
(i)	Portfolio turnover rate of the Master LLC.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Basic Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares(a)	Yes	No	(b)	None
Investor C Shares	No	Yes		None

(a)	On December 27, 2017, the Fund’s issued and outstanding Investor B Shares converted into Investor A Shares, with the same relative aggregate NAV as the original shares held immediately prior to such conversion.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

18	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$3,650,697	$(3,650,697)	$—

	$3,650,697	$(3,650,697)	$—

(a)	Cash collateral with a value of $3,723,576 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $100 Million	0.60%
$100 Million — $200 Million	0.50
Greater than $200 Million	0.40

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

20	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the six months ended December 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor B(a)	Investor C	Class R	Total
$1,805,213	$797	$739,321	$38,274	$2,583,605

(a)	On December 27, 2017, the Fund’s Investor B Shares converted to Investor A Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended December 31, 2017, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$177,986
Investor A	22

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended December 31, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor B(a)	Investor C	Class R	Total
$13,595	$14,708	$115	$3,164	$85	$31,667

(a)	On December 27, 2017, the Fund’s Investor B Shares converted to Investor A Shares.

For the six months ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor B(a)	Investor C	Class R	Total
$890,189	$962,010	$1,330	$152,439	$16,613	$2,022,581

(a)	On December 27, 2017, the Fund’s Investor B Shares converted to Investor A Shares.

Other Fees: For the six months ended December 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $6,504.

For the six months ended December 31, 2017, affiliates received CDSCs as follows:

Investor A	$18,903
Investor C	2,772

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended December 31, 2017, the amount waived was $21,224.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through October 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended December 31, 2017, there were no fees waived by the Manager.

For the six months ended December 31, 2017, the Fund reimbursed the Manager $21,095 for certain accounting services, which is included in accounting services in the Statement of Operations.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses of Class R Shares to 1.22% of Class R Shares’ average daily net assets, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”).

The Manager has agreed not to reduce or discontinue this contractual expense limitation through October 31, 2018. This contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended December 31, 2017, there were no fees waived and/or reimbursed by the Manager.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended December 31, 2017, the Fund paid BIM $2,608 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $609,377,261 and $1,245,485,458, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended June 30, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

22	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of December 31, 2017, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,117,332,369

Gross unrealized appreciation	$908,668,480
Gross unrealized depreciation	(42,490,772)

Net unrealized appreciation	$866,177,708

8.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2017, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements   (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 12/31/17		Year Ended 06/30/17
	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,137,146	$106,363,404	13,291,879	$332,905,327
Shares issued in reinvestment distributions	2,651,058	69,060,252	2,115,331	53,411,718
Shares redeemed	(20,904,420)	(541,756,001)	(23,091,109)	(575,275,051)

Net decrease	(14,116,216)	$(366,332,345)	(7,683,899)	$(188,958,006)

Investor A
Shares issued from conversion(a)	5,731	$149,169	—	$—
Shares sold and automatic conversion of shares	3,461,245	88,592,189	11,376,413	282,794,167
Shares issued in reinvestment distributions	2,229,616	57,457,748	1,679,225	41,962,241
Shares redeemed	(12,343,484)	(315,539,512)	(17,840,594)	(441,315,937)

Net decrease	(6,646,892)	$(169,340,406)	(4,784,956)	$(116,559,529)

Investor B
Shares sold	2	$63	1,028	$23,961
Shares issued in reinvestment distributions	116	3,053	802	20,423
Shares converted(a)	(5,587)	(149,169)	—	—
Shares redeemed and automatic conversion of shares	(3,394)	(86,242)	(98,135)	(2,451,730)

Net decrease	(8,863)	$(232,295)	(96,305)	$(2,407,346)

Investor C
Shares sold	62,965	$1,415,280	966,363	$21,167,174
Shares issued in reinvestment distributions	208,083	4,756,800	368,140	8,157,065
Shares redeemed	(1,736,906)	(38,994,547)	(11,336,926)	(248,154,534)

Net decrease	(1,465,858)	$(32,822,467)	(10,002,423)	$(218,830,295)

Class K
Shares sold	144,014	$3,680,426	1,092,340	$26,840,597
Shares issued in reinvestment distributions	26,922	701,315	74,278	1,875,523
Shares redeemed	(1,988,483)	(50,807,706)	(1,899,994)	(46,805,157)

Net decrease	(1,817,547)	$(46,425,965)	(733,376)	$(18,089,037)

Class R
Shares sold	36,294	$870,800	172,990	$4,050,803
Shares issued in reinvestment distributions	28,134	683,664	20,732	489,892
Shares redeemed	(102,815)	(2,468,530)	(291,036)	(6,812,189)

Net decrease	(38,387)	$(914,066)	(97,314)	$(2,271,494)

Total Net Decrease	(24,093,763)	$(616,067,544)	(23,398,273)	$(547,115,707)

(a)	On December 27, 2017, the Fund’s Investor B Shares converted to Investor A Shares.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2017, Roberta Cooper Ramo retired and Donald W. Burton resigned as Directors of the Fund.

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Philadelphia, PA 19103

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment	BlackRock Investments, LLC
Servicing (US) Inc.	New York, NY 10022
Wilmington, DE 19809

Custodian	Legal Counsel
The Bank of New York Mellon	Willkie Farr & Gallagher LLP
New York, NY 10286	New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	25

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

26	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	27

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BV-12/17-SAR

Item 2 –	Code of Ethics – During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non- material changes were also made in connection with this amendment. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

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(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc.

Date: February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc.

Date: February 28, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Basic Value Fund, Inc.

Date: February 28, 2018

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